SunAmerica Income Funds


Supplement to the Prospectus dated July 27, 1998


     The first sentence of the paragraph under the section entitled Conversion Feature on page 21 of the Prospectus, should be replaced in its entirety with the following:

Class B shares (including a pro rata portion of the Class B shares purchased through the reinvestment of dividends and distributions) will convert automatically to Class A shares approximately one year after such time that no CDSC would be payable upon redemption, as described above, thus reducing future annual expenses.


     The first sentence of the paragraph under the section entitled Waiver of CDSC on page 22 of the Prospectus, should be replaced in its entirety with the following:

The CDSC applicable to Class B and Class II shares will be waived, subject to certain conditions, in connection with redemption which are: (a) requested within one year of the death of the shareholder of an individual account or of a joint tenant where the surviving joint tenant is the deceased's spouse; (b) requested within one year after the shareholder of an individual account or a joint tenant on a spousal joint tenant account becomes disabled; (c) taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which the Adviser serves as fiduciary (e.g., prepares all necessary tax reporting documents); provided that, in the case of a taxable distribution, the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made; (d) made pursuant to a Systematic Withdrawal Plan up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Plan is established, provided, however, that all dividends and capital gains distributions are reinvested in Fund shares; (e) made of shares in accounts consisting of assets which were originally individually managed by the Adviser and had paid an investment advisory fee to the Adviser; and (f) made pursuant to the Net Asset Value Transfer Program.



Dated:   April 12, 1999